UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 2, 2007
                                                 -------------------------------
                           The First Bancshares, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Mississippi                33-94288                     64-0862173
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (I.R.S. Employer
     of incorporation)            File Number)              Identification No.)

       6480 U.S. Hwy 98 West, Hattiesburg, MS                     39402
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (601) 268-8998
                                                   -----------------------------
                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01        Other Events

         On May 2, 2007, The First Bancshares, Inc. issued a press release announcing a presentation that was made to attendees at the 12th Annual Gulf South Bank Conference at the Ritz-Carlton Hotel in New Orleans, LA, on Wednesday, May 2, 2007. The press release is attached hereto as Exhibit 99.1.

Item 9.01        Financial Statements and Exhibits

(c) Exhibits
         99.1 Press Release issued by The First Bancshares, Inc. dated May 2, 2007, headed "The First Bancshares, Inc Presented at Gulf South Bank Conference."

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      The First Bancshares, Inc.
                                                      (Registrant)


Date:  May 2, 2007

                                                      /s/ Dee Dee Lowery
                                                      ------------------
                                                      Name:  Dee Dee Lowery
                                                      Title: CFO and EVP